UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2023

Date of reporting period: October 31, 2023

Item 1.	Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

FS Chiron Capital Allocation Fund

Annual Report	October 31, 2023

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON
CAPITAL ALLOCATION FUND
OCTOBER 31, 2023

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at https://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-9-CHIRON (877-924-4766); and (ii) on the SEC’s website at https://www.sec.gov

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL ALLOCATION FUND
OCTOBER 31, 2023 (Unaudited)

MANAGEMENT DISCUSSION

How did the FS Chiron Capital Allocation Fund Perform?

As of October 31, 2023, FS Chiron Capital Allocation Fund Class I (Fund) generated a one-year return of -0.29%, underperforming its benchmark return of 6.46% by 675 basis points (bps). The Fund’s blended benchmark is weighted 60% MSCI All Country World Index (MSCI ACWI) and 40% Bloomberg U.S. Aggregate Total Return Index. While we measure the Fund against a blended benchmark, we do not manage to a static benchmark profile. Instead, the Fund’s flexible investment strategy allows us (within the prospectus guidelines) to follow our work worldwide, allocating across asset classes, tilting toward different investing styles, and constructing equity and fixed income portfolios on a security-by-security basis when opportunities arise.

What Factors Influenced Performance?

The Fund entered the fiscal year with an overweight allocation to equities (64.4%) and an underweight to fixed income (26%) relative to its benchmark. Our high-level asset class allocations were mainly unchanged in November, with net equity reduced to just over 60% and fixed income increased by 12% to 38% of the portfolio. Following two years of mostly Deep Value readings, our quantitative work moved further toward the Growth end of the spectrum in October 2022, guiding to a lower level of portfolio risk. The Fund’s equity beta remained near the low end of its range since 2020 as we retained a more cautious positioning. We reduced our U.S. weight during November as a weaker inflation report paved the way for a weaker dollar and significant outperformance from International stocks. Given an unappealing expected return backdrop, we had been wary of fixed income for much of the last few years. That changed, and in November 2022, our portfolio moved to include meaningful positions in sovereign bonds and Agency MBS. Overall portfolio duration rose to a level in line with the benchmark.

We saw a combination of stagnating goods prices and moderating rent growth, which provided hope that peak inflation may have been upon us, and markets ran with it – yields fell, the U.S. dollar weakened, and stocks surged. Though we believed that the path for inflation remained quite uncertain, especially given the persistence of solid wage growth, we did acknowledge that the risks to inflation had become more balanced following a long run of being skewed to the upside. While this ignited a strong rally in risk assets, we did not see equities as the best way to get exposure to the peak inflation narrative. Instead, we saw fixed income as more attractive and less exposed to further deterioration in corporate earnings. We finished the year with duration at a level that was moderately above the benchmark duration.

As we ended 2022, within our quantitative work, valuation spreads tightened across most developed and emerging markets during December, indicating the outperformance of cheaper shares. Our quantitative model utilized to understand market sentiment by region continued to show Deep Value for emerging markets

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL ALLOCATION FUND
OCTOBER 31, 2023 (Unaudited)

and most developed markets, except Europe, which remained in a Value setting. The loudest signal in our work, as it had been for months, was that cash flow was paramount. Our models favored stocks with strong margins but warned us to avoid names with lofty valuations, suggesting a focus on defensiveness and GARP (growth at a reasonable price). We reduced our allocation to U.S. stocks in the fourth quarter and were positioned significantly underweight relative to the benchmark. The U.S. underperformed since dollar strength peaked in late October. We thus moved equity weight to Europe and emerging markets.

Even after a strong fourth quarter, 2022 will go down as a dismal year for global stocks. The S&P 500 declined by 18.13%, its worst year since 2008, while 80% of country markets represented in the MSCI ACWI Index saw declines. The Fund returned 8.12% for the quarter that ended December 31, 2022, outperforming its benchmark by 148 bps. To us, the risk of a mild recession, which typically sends corporate earnings down 10-20% year-over-year, was relatively high as the Federal Reserve continued to push back on the market’s dovish prodding. With entry points decent at best and risks to fundamentals skewed to the downside, our mindset was to start the new year focusing on what we knew the equity market favored: defensiveness, current cash flow, and valuation.

Inflation continued to fall in the first quarter, not as expeditiously as the Fed had hoped, but the trend was clear directionally. All this led to a positive equity and bond market in the first quarter, much to the chagrin of the forecasters. However, all was far from sanguine. Headline index returns to us appeared misleading, as a narrow cohort of equities largely drove returns. In the S&P 500, 90% of the gains could be attributed to the tech trio of Apple, Microsoft, and Nvidia (as of October 31, 2023, the Fund owned shares in Microsoft and Nvidia). In March, in response to bank failures and the forced sale of Credit Suisse, we saw the first pivot from the Fed in the form of the Bank Term Funding Program (BTFP). The BTFP effectively turned the Fed into an undercollateralized lender by taking Treasuries and mortgages trading below par and lending against them at par for a rate upcharge. While not exactly quantitative easing (QE), the ability for the banks to put assets to the Fed at par did affect liquidity in the system, even temporarily. Our work pointed to the end of a cycle in the U.S. We had all the behavioral evidence we needed: Massive asset bubble, Fed behind the curve (again), and management behavior changing quickly to defend margins. Outside the U.S., we continued to be intrigued by emerging markets and EAFE (Europe, Australasia, and the Far East [East Asia]). Our quantitative work moved back to Full Growth for our U.S. universe. A Full Growth reading has traditionally been an excellent indicator to increase bond duration, cash holdings, gold, and Growth/Defensive equities.

To end the first calendar quarter of 2023, we increased the Fund’s beta to global equities, though the beta of the Fund remained below one. Beneath the surface, the equity book turned more defensive as our quantitative signals flashed end-of-

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL ALLOCATION FUND
OCTOBER 31, 2023 (Unaudited)

cycle, and at the time and we expected to reduce overall equity exposure in the coming months. The portfolio held overweight positions in fixed income and gold, echoing our cautious mindset. The Fund returned 4.43% for the first calendar quarter of 2023, underperforming our benchmark by 114bps. We believed it was only a matter of time until the sensitivity of asset prices (in the banks’ case, Treasury and Agency assets) caused something to “break.” We were on high alert for that to leak into the real economy, possibly in the form of reduced bank lending capacity – a suboptimal outcome for an economy already experiencing the fastest rate of money supply contraction in modern history.

The Fund returned -3.38% for the calendar quarter ending June 30th, 2023, underperforming its benchmark by 674bps. We continued to methodically reduce the Fund’s equity beta during the quarter, utilizing the rebound in cyclicals to increase the Fund’s defensive posture. The Fund’s equity weight was aligned with our conservative view on risk, with an overweight to defensive sectors, a roughly equal-weight position in technology-oriented names, and an underweight to cyclical stocks. Our quantitative signals in the U.S. were unmistakable: The market had entered a late-cycle environment, demonstrated by the incredibly narrow market performance. While the rally broadened in June, we viewed that as an opportunity to further reduce exposure to cyclical areas of the market. We reduced the Fund’s exposure to emerging markets equities in June, though it remained modestly overweight to the space. The Fund continued to overweight bonds and held a duration slightly higher than the benchmark’s duration. The fixed-income exposure was dominated by high-quality sovereign bonds and mortgage-backed securities (MBS), and a precious metals allocation of 12.7% was meant to provide a ballast for the portfolio. A resilient U.S. economy forced the Federal Reserve to continue hiking rates. It kept the U.S. dollar afloat, capping the ability of emerging market stocks to outperform despite a near-record valuation discount. We continued to believe the discount would help drive relatively solid performance going forward, though the timing was uncertain. Our models still suggested a higher probability that a recession had been postponed rather than avoided altogether.

Equity markets were negative in both August and September. The Fund returned -4.86% in the third calendar quarter of 2023, underperforming the benchmark by 155bps. The market appeared to be coming to terms with the challenge it faced, if later than we expected. The Fed acknowledged the tradeoff between economic growth and rates in no uncertain terms in its September projections. The FOMC raised its GDP growth forecasts, lowered its unemployment projections, and kept its inflation views mostly constant.

The Federal Reserve raised its rate projections for year-end 2024 and 2025 by 50bps each, suggesting rates would need to stay higher for longer to get the same inflation outcome but with less impact on economic growth. The top 10 stocks comprised more than 30% of the S&P 500 Index market cap, close to the highest since the 1970s. This

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL ALLOCATION FUND
OCTOBER 31, 2023 (Unaudited)

concentration made analyzing the market’s overall valuation particularly challenging, as many of these mega-cap stocks held lofty valuations. Market moves impacted our models, which moved from a Full Growth setting toward a Value-tilted stance in some markets. This reading called for caution and defensiveness, as we had yet to see a capitulation in valuations.

Given the elevated level of rates and frothiness in growth stocks, our models highlighted the importance of valuation. We held the Fund’s risk profile mostly steady until the quarter’s end, with a net equity allocation near the lowest since early 2020. The Fund’s gross exposure fell as we paired back the fixed income allocation, recognizing that, for the time being, the upward trend in real yields was challenging for every asset class. The Fund was overweight defensives, mainly in the form of consumer staples, which had materially lagged consumer discretionary stocks. We remained underweight in discretionary, financials, and technology sectors. The Fund’s largest country overweight continued to be Japan. The Japanese stock market benefited from multiple tailwinds, including solid economic growth, an upward-sloping yield curve, and a weak currency that supported export activity. We reduced our fixed income weight to 27.7% to end the quarter, with the declines split roughly evenly between sovereign bonds and mortgage-backed securities. The Fund’s overall duration profile sat modestly below that of the benchmark.

We added to our net equity exposure in October 2023. The Fund’s net equity allocation rose during the month, ending just below the benchmark’s 60%. However, the Fund’s beta to global equities stayed subdued at around 0.50. We were being opportunistic when entry points, such as the sell-off over the back half of October, presented themselves. Still, the overall posture of the portfolio was defensive, given the risks to the outlook. The Fund returned -0.16% in October, outperforming its blended benchmark by 228bps. The sectoral allocation of the equity portfolio was mostly in line with the benchmark, with few large deviations in weight. The Fund was underweight cyclicals on the margins while overweight consumer staples and health care. Sector valuation dispersion, which was elevated in 2022 and into early 2023, declined, supporting the construction of a more balanced equity portfolio. Under the surface, the market underwent a reshuffling in relative performance since the end of July. Growth stocks, leaders for much of this year, gave way to the quality, low volatility, and value factors in October. We positioned our portfolio to capitalize on this shift; while not easy to find, we believed companies that exhibited earnings stability and attractive valuations would continue to outperform. In October, technology stocks contributed to performance, communication services detracted, and Japanese stocks detracted.

The percentage of S&P 500 firms who delivered revised Q4 guidance that was negative was 50%, the second-most for a quarter since 2019. Changes to analyst forecasts brought this into sharper focus, as they downgraded their market-wide estimates for earnings for both Q4 and full-year 2024 despite the Q3 beats. Ultimately, while it may

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL ALLOCATION FUND
OCTOBER 31, 2023 (Unaudited)

have taken longer than expected to materialize, we believed the risk is heightened that earnings would disappoint in the coming quarters. Our models moved from a Full Growth setting toward a Value-tilted stance in some markets. This reading still called for caution and defensiveness, as we had yet to see a capitulation in valuations. Our models favor companies with solid and stable margins and continue to emphasize the importance of valuation.

We finished the fiscal year with the view that there would be massive opportunities once the cycle turned. The S&P 500 P/E sat at around 18, which was a top quintile reading going back to 2010. The environment could not be more different for the S&P 400 and S&P 600 – indexes that track the U.S. mid-cap and small-cap universes, respectively. Valuations in those markets sat in the bottom decile compared to the past 13 years, as they lacked the advantage of holding mega-cap tech firms. While the focus remained on stability and downside awareness, we believed this discrepancy would afford active managers a considerable opportunity to outperform at some point in the next couple of years.

Portfolio Positioning

The Fund entered the fiscal year with an overweight to equity and underweight to fixed income relative to our benchmark. As of October 31, 2022, our net equity and net fixed-income allocations were 64.4% and 26%, respectively, with precious metals-related investments representing 4.3% of total net assets. Following two years of primarily Deep Value readings, our quantitative work moved further toward the Growth end of the spectrum in October, guiding to a lower level of portfolio risk. Cheap stock outperformance amid the market rally narrowed valuation spreads somewhat, though they remained wide, especially in Europe and Asia. While these spreads were provocative in some areas of the world, the broader macro picture was still challenged for catalysts to unlock these opportunities. Above all, our work stressed the importance of stability, cash flow generation, and valuation in a world of tighter financial conditions.

As we ended 2022, our quantitative work moved slightly toward a Neutral/Value-leaning stance. In the U.S., valuation spreads widened but remained modestly above historical averages. Significant valuation dispersion persisted in Europe and Emerging Markets, and our quantitative work leaned toward Value. Our equity weight was below the benchmark at 59.8%, with an overweight to fixed income at 48.1%, and our precious metals was 6.5%. Our equity weight hit a high for the year at 72.7% in March, dropping to 45.9% by the end of the third calendar quarter. Fixed income was at its lowest allocation percentage at the start of the fiscal year in October at 26% and hit its highest allocation percentage at the end of May at 50.3%. precious metal’s most significant allocation was in June at 12.75% and its lowest point was in August at 1.8%.

Our equity weight moved in the 45%-73% range for the fiscal year. We started the

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL ALLOCATION FUND
OCTOBER 31, 2023 (Unaudited)

year above benchmark weight in equities with favorable tailwinds. We gradually increased the weight until the end of March, only to decrease it, given our defensive posture to the low end of the range, by the end of the third quarter. Our quantitative work shifted from Value to start 2023 to Full Growth by the end of August, reflecting the cycle’s incredible speed and the market’s narrowing. Though we started the fiscal year underweight fixed income at 26%, we were overweight by year-end as we viewed fixed income as more attractive than equities. We finished our fiscal year in October with our fixed income weigh below the benchmark weight at 30.4%, with much of that consisting of mortgage-backed securities and short-term Treasuries. With the rates outlook still volatile, we shortened the duration to reduce the additional volatility from the fixed income.

Fund exposures evolved to meet changing market dynamics from the beginning of the fiscal year on October 31, 2022, through October 31, 2023. On a regional basis, the Fund’s allocation to North American equities as a percentage of equities started the fiscal year at 61.6% and decreased to 41.9% by the end of January, reflecting our view that global equities looked more attractive relative to the U.S. This rose back to a high for the year of 70.2% by mid-2023 as our work got more defensive. European exposure hit a high point of 18.1% by the end of January and decreased to 4.3% by the end of August. Our Asian exposure went from 1.5% at the start of the fiscal year to 21% by the third quarter. Exposure to the U.K. peaked at 8.4% in January and hit its lowest point at 1.3% in May. On a sector basis, we finished October 2023 with information technology at 20.0%, healthcare at 17.2%, and consumer staples at 14.3%, the Fund’s largest weightings as a percentage of equity holdings. The Fund’s allocation to consumer discretionary represents the most significant year-over-year decline, decreasing from 13.4% to 6.7% as a percentage of equity holdings. In comparison, consumer staples represented the most significant increase year over year, from 4.5% to 14.3%.

By market cap, the Fund’s allocation to Large Cap hit a low of 47.5% in November, on the back of a weakening dollar and October inflation peak, only to rise to 80% as a percentage of equity holdings to finish the fiscal year more defensively. Mid-cap stocks went as low as 8.9% and peaked at 25.5%, and Small Caps percentages were at a low of 12% at the end of the third quarter, having peaked at 32% in February.

The Fund’s net fixed Income allocation for the fiscal year went from 26.0% to 30.4%, hitting a high of 50% in May and a low of 26% to start the year. Our net equity allocation decreased from 64.5% to 56%, hitting a high for the year of 72.7% to end the first quarter. The Fund used derivatives for defensive hedging in equities and fixed income to get long fixed income exposure throughout the fiscal year. We entered the year with a 2.9% equity index hedge and a 14.2% fixed-income hedge. Both hedging strategies were designed to provide downside protection. The fixed income hedge was put on in the belief that High Yield spreads would widen. Though it varied from low single digits to mid-teens, the position was in place throughout the

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL ALLOCATION FUND
OCTOBER 31, 2023 (Unaudited)

year. The equity hedge was a combination of broad index hedging and, at times, our Dispute hedge. In Dispute, we are not shorting individual companies, but rather characteristics from which we create a custom basket of companies. We employed Dispute when there was an edge to being specific on when the market penalized individual negative characteristics over time when the downside was broader. Hedging on equities was below 10% throughout the fiscal year, hitting a high point of just under 10% by the end of the third calendar quarter. We used fixed-income futures to take domestic and international sovereign debt positions throughout the year. We also utilized Silver, Platinum, Palladium, and Gold futures in our precious metals’ allocation throughout the year.

Ryan Caldwell

CIO, Co-Founder

Chiron Investment Management, LLC

The FS Chiron Capital Allocation Fund is distributed by SEI Investments Distribution Co. (SIDCo). SIDCo is not affiliated with Chiron Investment Management, LLC.

Investing involves risk, including possible loss of principal. Bonds and bond funds will decrease in value as interest rates rise. High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities, due to the speculative nature of their investments. Mortgage-backed securities may experience significantly greater price and yield volatility than traditional debt securities. Including the potential for a complete loss of expected future cash flow based on the prepayment behavior of underlying borrowers. In addition to the normal risks associated with investing, international investments may involve risk or capital loss from unfavorable fluctuation in currency values, differences in generally accepted accounting principles or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to these factors as well as increased volatility and lower trading volume. Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. The Fund may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses. The Fund’s use of futures contracts, forward contracts, options, and swaps is subject to correlation, leverage, liquidity and market risk. Investments in smaller companies typically exhibit higher volatility. Investments by the Fund in precious metals-based companies, and in asset-based securities indexed to the value of such metals, may expose the Fund to adverse macroeconomic conditions elevating the risk of loss. Value and growth investment styles may increase the risks of investing in the Fund. If the Adviser’s assessment of market conditions or a company’s value is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods. If a growth company does not meet expectations, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that do not pay dividends often have greater stock price declines during market downturns. There is no assurance that the Fund will meet its objective.

Chiron Investment Management, LLC is a registered investment adviser.

Information contained herein has been obtained from sources believed to be reliable, but not guaranteed. Forward-looking statements are not guarantees of future results. They involve risks, uncertainties and assumptions, there can be no assurance that actual results will not differ materially from expectations. Past performance is no guarantee of future results. No part of this material may be reproduced in any form, or referred to in any other publication, without express written permission from Chiron Investment Management, LLC.

Not a Deposit	Not FDIC Insured	May Lose Value	No Bank Guarantee	Not Insured By

Any Federal Government Agency

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL ALLOCATION FUND
OCTOBER 31, 2023 (Unaudited)

Definition of Comparative Index

The MSCI ACWI (Net) Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world and is calculated with dividends reinvested after deduction of withholding tax.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON
CAPITAL ALLOCATION FUND
OCTOBER 31, 2023 (Unaudited)

Comparison of Change in the Value of a $100,000 Investment in the FS Chiron Capital Allocation Fund, Class I Shares, versus the 60/40 Blend of MSCI ACWI (Net) and Bloomberg U.S. Aggregate Total Return Index

Growth of a $100,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2023
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date†
Class I	-0.29%	1.76%	3.12%	3.93%
Class A(1)‡	-0.51%	N/A	N/A	-9.99%
Class C(2)‡	-1.24%	N/A	N/A	-10.67%
60/40 Blend of MSCI ACWI (Net) and Bloomberg U.S. Aggregate Total Return Index	6.46%	1.83%	4.73%	5.01%
60/40 Blend of MSCI ACWI (Net) and FTSE WorldBIG Index	7.00%	0.83%	3.93%	4.64%
MSCI ACWI (Net) Index	10.50%	6.68%	7.47%	7.76%

(1)	Class A commenced operations on July 16, 2021.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON
CAPITAL ALLOCATION FUND
OCTOBER 31, 2023 (Unaudited)

(2)	Class C commenced operations on July 16, 2021.

† The FS Chiron Capital Allocation Fund commenced operations on November 30, 2015.

‡ The graph is based on Class I only. Returns for Class A and Class C are substantially similar to those of the Class I and differ only to the extent that Class A and Class C have higher total annual fund operating expenses than Class I. The return for the period reflects fee waivers in effect for that period; absent fee waivers, performance would have been lower. The fee waiver discontinued in 2018. The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See definition of comparative indices on page 8.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON
CAPITAL ALLOCATION FUND
OCTOBER 31, 2023

ASSET WEIGHTINGS (UNAUDITED)

	% of Net Assets*	Value (000)
Common Stock	60.4%	$353,874
Corporate Obligations	6.7	39,133
Asset-Backed Security	2.5	14,906
U.S. Treasury Obligations	24.1	141,187

Total Investments	93.7	549,100
Total Other Assets and Liabilities	6.3	36,814

Net Assets	100.0%	$585,914

*Percentages based on Net Assets.

SCHEDULE OF INVESTMENTS (Percentages are based on Net Assets of $585,914 (000))
COMMON STOCK — 60.4%

	Shares	Fair Value (000)
BELGIUM — 2.4%
Anheuser-Busch InBev	251,088	$14,248

BRAZIL — 0.9%
Banco do Brasil	547,000	5,248

CANADA — 1.2%
Barrick Gold	460,229	7,354

CHINA — 1.3%
Sinotruk Hong Kong	3,942,500	7,416

FRANCE — 1.0%
Sanofi	67,413	6,113

GERMANY — 1.1%
Deutsche Telekom	286,530	6,208

JAPAN — 12.3%
Advantest	17,600	443
ANA Holdings*	24,800	483
BIPROGY	20,000	495
Central Japan Railway	22,200	497
Chiba Bank	66,300	490
Credit Saison	33,000	489
ENEOS Holdings	137,100	504
GMO Payment Gateway	9,600	379

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON
CAPITAL ALLOCATION FUND
OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Fair Value (000)
JAPAN — (continued)
Hitachi	29,100	$1,819
Idemitsu Kosan	23,200	523
Inpex	36,200	521
Itochu Techno-Solutions	17,500	499
Japan Exchange Group	545,000	10,659
Japan Post Holdings	59,600	525
KDDI	16,400	485
Keikyu	60,600	511
Kintetsu Group Holdings	18,000	503
Komatsu	415,100	9,484
Kotobuki Spirits	31,500	414
K’s Holdings	54,100	501
Kyowa Kirin	29,100	453
Mebuki Financial Group	177,100	532
Mitsubishi HC Capital	75,800	495
Mitsubishi UFJ Financial Group	1,011,300	8,387
Mizuho Financial Group	29,500	495
Nankai Electric Railway	26,100	497
NH Foods	17,000	508
Nintendo	160,400	6,583
Nippon Steel	22,200	473
Nippon Telegraph & Telephone	426,700	498
Oji Holdings	120,400	511
Olympus	38,300	505
Ono Pharmaceutical	26,900	462
Panasonic Holdings	161,300	1,393
Sankyo	11,200	461
Seibu Holdings	53,300	517
Sekisui House	26,200	508
Seven Bank	242,700	478
Shionogi	11,400	525
Shizuoka Financial Group	58,500	493
SoftBank	44,500	501
Sojitz	23,100	473
Square Enix Holdings	14,600	482
Sumitomo Forestry	20,300	473
Sumitomo Mitsui Financial Group	205,800	9,803
Sumitomo Mitsui Trust Holdings	13,100	485
Taisho Pharmaceutical Holdings	12,400	488
Takashimaya	35,900	484

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON
CAPITAL ALLOCATION FUND
OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Fair Value (000)
JAPAN — (continued)
Takeda Pharmaceutical	16,400	$440
Tokyo Gas	20,800	464
Toshiba	16,400	498
Tsumura	27,100	482
Yakult Honsha	20,000	469
Yamaha Motor	19,800	475
Zenkoku Hosho	15,200	483
ZOZO	26,600	501

		71,999

NETHERLANDS — 1.5%
Shell	269,554	8,795

UNITED STATES — 38.7%
Abbott Laboratories	94,247	8,911
Adobe*	13,689	7,283
Alphabet, Cl C*	33,952	4,254
Broadcom	9,555	8,039
Chipotle Mexican Grill, Cl A*	3,040	5,904
Comcast, Cl A	176,166	7,274
Crowdstrike Holdings, Cl A*	42,762	7,559
Elevance Health	39,982	17,995
Energy Transfer	433,821	5,705
EOG Resources	22,577	2,850
International Business Machines	78,724	11,387
Linde	6,273	2,397
Lockheed Martin	10,244	4,657
Mastercard, Cl A	7,819	2,943
McDonald’s	47,715	12,510
Merck	107,351	11,025
Meta Platforms, Cl A*	5,028	1,515
Microsoft	9,203	3,111
Newmont	196,133	7,349
NVIDIA	3,210	1,309
Oracle	74,354	7,688
Philip Morris International	349,101	31,126
Roper Technologies	15,299	7,475
Schlumberger	129,958	7,234
ServiceNow*	13,374	7,782
Synopsys*	15,537	7,294

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON
CAPITAL ALLOCATION FUND
OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Fair Value (000)
UNITED STATES — (continued)
Uber Technologies*	35,211	$1,524
UnitedHealth Group	23,874	12,786
Walmart	9,805	1,602
Waste Management	48,713	8,005

		226,493

TOTAL COMMON STOCK (Cost $361,750) (000)		353,874

CORPORATE OBLIGATIONS — 6.7%

	Face Amount (000)
MEXICO — 0.5%
Southern Copper
3.875%, 04/23/25	$3,200	3,095

UNITED STATES — 6.2%
American Tower
Callable 8/15/2026 @ $100
1.450%, 09/15/26	5,130	4,502
Broadcom
Callable 7/15/2026 @ $100
3.459%, 09/15/26	4,800	4,504
Cheniere Energy
Callable 11/20/2023 @ $102
4.625%, 10/15/28	4,950	4,523
Flex
Callable 1/1/2026 @ $100
3.750%, 02/01/26	3,300	3,124
Hexcel
Callable 5/15/2025 @ $100
4.950%, 08/15/25	1,000	968
IQVIA
Callable 12/8/2023 @ $101
5.000%, 10/15/26 (A)	3,230	3,079
MPLX
Callable 11/15/2024 @ $100
4.000%, 02/15/25	3,210	3,126
PRA Health Sciences
Callable 12/8/2023 @ $101
2.875%, 07/15/26 (A)	4,990	4,562

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON
CAPITAL ALLOCATION FUND
OCTOBER 31, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount (000)	Fair Value (000)
UNITED STATES — (continued)
Regal Rexnord
6.050%, 02/15/26 (A)	$3,160	$3,108
Uber Technologies
Callable 12/8/2023 @ $102
8.000%, 11/01/26 (A)	4,510	4,542

		36,038

TOTAL CORPORATE OBLIGATIONS (Cost $39,572) (000)		39,133

ASSET-BACKED SECURITY — 2.5%

UNITED STATES — 2.5%
Jonah Energy, Ser 2022-1, Cl A1
7.200%, 12/10/37(A)	15,316	14,906
TOTAL ASSET-BACKED SECURITIES

(Cost $15,114) (000)		14,906

U.S. TREASURY OBLIGATIONS — 24.1%

U.S. Treasury Bills
5.382%, 12/28/23(B)	46,200	45,811
5.339%, 12/07/23(B)	41,300	41,082
5.333%, 11/16/23(B)(C)	33,800	33,725
5.316%, 12/14/23(B)	20,700	20,569

TOTAL U.S. TREASURY OBLIGATIONS (Cost $141,188) (000)		141,187

TOTAL INVESTMENTS — 93.7% (Cost $557,624) (000)		$549,100

*	Non-income producing security.

(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” On October 31, 2023, the value of these securities amounted $30,197 (000) and represented 5.2% of net assets.

(B)	The rate reported on the Schedule of Investments is the effective yield at the time of purchase.

(C)	Security, or a portion thereof, has been pledged as collateral on open futures and swap contracts.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON
CAPITAL ALLOCATION FUND
OCTOBER 31, 2023

Open futures contracts held by the Fund at October 31, 2023 are as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation (Depreciation) (000)
Long Contracts
Gold	88	Dec-2023	$17,416	$17,550	$134
Silver	36	Dec-2023	4,281	4,131	(150)
U.S. 2-Year Treasury Note	537	Dec-2023	109,290	108,701	(589)

			$130,987	$130,382	$(605)

Open centrally cleared swap agreements held by the Fund at October 31, 2023 are as follows:

Credit Default Swap
Reference Entity/Obligation	Buy/ Sell Protection	(Pays)/ Receives Rate	Payment Frequency	Termination Date	Notional Amount (000)	Fair Value (000)	Upfront Payments/ Receipts (000)	Net Unrealized Appreciation (Depreciation) (000)
CDX.NA.HY41 5 YR	Buy	5.00%	Quarterly	12/20/28	$81,300	$(43)	$345	$(388)

Open OTC swap agreements held by the Fund at October 31, 2023 are as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (000)	Fair Value (000)	Upfront Payments/ Receipts (000)	Net Unrealized Appreciation (Depreciation) (000)
Goldman Sachs	** GSCHLAT2 INDEX	SOFR +0.85%	Total Return	N/A	10/23/25	USD	$13,379	$(527)	$–	$(527)
Goldman Sachs	** GSCHREHO INDEX	Total Return	SOFR - 0.27%	N/A	09/23/26	USD	19,135	1,124	–	1,124
Goldman Sachs	^^ GSISTBA1 INDEX	Total Return*	Total Return*	N/A	10/28/24	USD	107,882	188	–	188

							$140,396	$785	$–	$785

*	The Fund pays or receives the excess return based on the return calculated by changes in the index level relative to the reference entity.

**	The following table represents the individual common stock exposure comprising the Goldman Sachs Equity Basket Swaps at October 31, 2023.

Shares		Description	Notional Amount	Fair Value	Percentage of Basket
GSCHLAT2 Index
	465,890	Cemex SAB de CV	$280,118	$(11,029)	2.09%
	448,836	Alfa SAB de CV	280,081	(11,028)	2.09
	475,419	Ecopetrol SA	279,915	(11,021)	2.09
	152,148	Kimberly-Clark de Mexico SAB de CV	279,169	(10,992)	2.09
	137,188	Falabella SA	279,116	(10,990)	2.09
	172,431	Cencosud SA	279,115	(10,990)	2.09
	2,719,141	Banco de Chile	279,115	(10,990)	2.09
	1,924,157	Colbun SA	279,115	(10,990)	2.09

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON
CAPITAL ALLOCATION FUND
OCTOBER 31, 2023

Shares		Description	Notional Amount	Fair Value	Percentage of Basket
GSCHLAT2 Index
	35,717,857	Latam Airlines Group SA	$279,115	$(10,990)	2.09
	16,008	Gruma SAB de CV	278,827	(10,978)	2.08
	27,230	Suzano SA	278,804	(10,978)	2.08
	55,702	Porto Seguro SA	278,803	(10,978)	2.08
	52,359	Itau Unibanco Holding SA	278,803	(10,978)	2.08
	89,159	Cosan SA	278,803	(10,978)	2.08
	129,783	Caixa Seguridade Participacoes S/A	278,802	(10,978)	2.08
	162,529	Itausa SA	278,802	(10,978)	2.08
	29,043	Banco do Brasil SA	278,802	(10,978)	2.08
	80,151	Neoenergia SA	278,801	(10,977)	2.08
	46,360	Hypera SA	278,801	(10,977)	2.08
	398,935	Cielo SA	278,801	(10,977)	2.08
	119,612	Cia Energetica de Minas Gerais	278,801	(10,977)	2.08
	117,216	CCR SA	278,801	(10,977)	2.08
	271,090	CSN Mineracao SA	278,801	(10,977)	2.08
	134,506	Odontoprev SA	278,801	(10,977)	2.08
	70,107	JBS S/A	278,801	(10,977)	2.08
	114,259	Banco Bradesco SA	278,801	(10,977)	2.08
	167,371	Cia Paranaense de Energia	278,801	(10,977)	2.08
	92,567	TIM SA/Brazil	278,800	(10,977)	2.08
	128,359	Sendas Distribuidora S/A	278,800	(10,977)	2.08
	68,667	Ultrapar Participacoes SA	278,800	(10,977)	2.08
	135,939	Metalurgica Gerdau SA	278,800	(10,977)	2.08
	109,195	Ambev SA	278,800	(10,977)	2.08
	104,638	Auren Energia SA	278,800	(10,977)	2.08
	119,409	Cia Siderurgica Nacional SA	278,800	(10,977)	2.08
	70,957	Vibra Energia SA	278,800	(10,977)	2.08
	64,504	Gerdau SA	278,800	(10,977)	2.08
	66,269	CTEEP-Cia de Transmissao de Energia Eletrica Paulista	278,800	(10,977)	2.08
	45,651	BB Seguridade Participacoes SA	278,799	(10,977)	2.08
	41,993	CPFL Energia SA	278,799	(10,977)	2.08
	40,421	Petroleo Brasileiro SA	278,798	(10,977)	2.08
	35,731	Engie Brasil Energia SA	278,798	(10,977)	2.08
	171,803	Orbia Advance Corp SAB de CV	278,607	(10,970)	2.08
	36,677	Coca-Cola Femsa SAB de CV	278,532	(10,967)	2.08
	31,251	GCC SAB de CV	278,512	(10,966)	2.08
	47,866	Grupo Comercial Chedraui SA de CV	278,152	(10,952)	2.08
	326,214	Operadora De Sites Mexicanos SAB de CV	277,635	(10,932)	2.08
	33,836	Promotora y Operadora de Infraestructura SAB de CV	277,227	(10,916)	2.07
	67,143	Grupo Mexico SAB de CV	274,089	(10,792)	2.05

Shares		Description	Notional Amount	Fair Value	Percentage of Basket
GSCREH0 Index
	(2,598)	RenaissanceRe Holdings Ltd	$(603,693)	$35,471	3.15%
	(18,400)	Mercury General Corp	(601,141)	35,321	3.14
	(18,715)	Glacier Bancorp Inc	(597,795)	35,124	3.12

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON
CAPITAL ALLOCATION FUND
OCTOBER 31, 2023

Shares		Description	Notional Amount	Fair Value	Percentage of Basket
GSCREH0 Index
	(4,653)	Hanover Insurance Group Inc/The	$(577,056)	$33,906	3.02%
	(18,979)	United Bankshares Inc/WV	(571,085)	33,555	2.98
	(1,364)	Everest Group Ltd	(570,776)	33,537	2.98
	(5,164)	Selective Insurance Group Inc	(568,801)	33,421	2.97
	(24,434)	Cadence Bank	(547,530)	32,171	2.86
	(9,277)	Prosperity Bancshares Inc	(535,307)	31,453	2.80
	(5,550)	Cullen/Frost Bankers Inc	(534,325)	31,395	2.79
	(4,614)	American Financial Group Inc/OH	(533,864)	31,368	2.79
	(40,780)	Blue Owl Capital Inc	(531,988)	31,258	2.78
	(1,813)	Erie Indemnity Co	(529,763)	31,127	2.77
	(13,795)	Bank OZK	(522,656)	30,709	2.73
	(24,153)	Home BancShares Inc/AR	(522,574)	30,705	2.73
	(4,829)	Cincinnati Financial Corp	(509,256)	29,922	2.66
	(7,297)	Northern Trust Corp	(508,868)	29,899	2.66
	(10,919)	Commerce Bancshares Inc/MO	(506,665)	29,770	2.65
	(4,759)	Houlihan Lokey Inc	(506,081)	29,735	2.64
	(3,375)	Jack Henry & Associates Inc	(503,374)	29,576	2.63
	(19,590)	First Financial Bankshares Inc	(498,482)	29,289	2.61
	(4,217)	Sun Communities Inc	(496,262)	29,159	2.59
	(16,665)	TPG Inc	(487,348)	28,635	2.55
	(6,806)	Principal Financial Group Inc	(487,323)	28,633	2.55
	(6,634)	CBRE Group Inc	(486,713)	28,597	2.54
	(10,903)	Moelis & Co	(480,328)	28,222	2.51
	(15,099)	Invitation Homes Inc	(474,293)	27,868	2.48
	(25,054)	Starwood Property Trust Inc	(470,514)	27,646	2.46
	(15,878)	Carlyle Group Inc/The	(462,652)	27,184	2.42
	(15,679)	Lazard Ltd	(460,653)	27,066	2.41
	(3,362)	Jones Lang LaSalle Inc	(455,009)	26,735	2.38
	(1,064)	Credit Acceptance Corp	(452,842)	26,607	2.37
	(6,355)	BOK Financial Corp	(440,515)	25,883	2.30
	(19,823)	BRP Group Inc	(438,963)	25,792	2.29
	(25,884)	Brightsphere Investment Group Inc	(428,856)	25,198	2.24
	(8,967)	Shift4 Payments Inc	(422,384)	24,818	2.21
	(19,798)	XP Inc	(418,926)	24,615	2.19
	(20,937)	Affirm Holdings Inc	(390,085)	22,920	2.04

^^	The following table represents the individual bond exposure comprising a Goldman Sachs Fixed Income Basket Swap at October 31, 2023.

	Description	Notional Amount	Fair Value	Percentage of Basket
GSISTBA1 Index
	FNMA 30y 5.5% Sept 23	$53,871,711	$94,045	49.94%
	FNMA 30y 6% Sept 23	54,017,351	94,300	50.06

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON
CAPITAL ALLOCATION FUND
OCTOBER 31, 2023

Cl — Class
Ser — Series
SOFR — Secured Overnight Financing Rate

The tables below set forth information about the Level within the fair value hierarchy at which the Fund’s investments and other financial instruments are measured at October 31, 2023:

Investments in Securities	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stock
Belgium	$14,248	$—	$—	$14,248
Brazil	5,248	—	—	5,248
Canada	7,354	—	—	7,354
China	7,416	—	—	7,416
France	6,113	—	—	6,113
Germany	6,208	—	—	6,208
Japan	71,999	—	—	71,999
Netherlands	8,795	—	—	8,795
United States	226,493	—	—	226,493

Total Common Stock	353,874	—	—	353,874

Corporate Obligations	—	39,133	—	39,133

Asset-Backed Security	—	14,906	—	14,906

U.S. Treasury Obligations	—	141,187	—	141,187

Total Investments in Securities	$353,874	$195,226	$—	$549,100

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON
CAPITAL ALLOCATION FUND
OCTOBER 31, 2023

Other Financial Instruments	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Futures Contracts*
Unrealized Appreciation	$134	$—	$—	$134
Unrealized Depreciation	(739)	—	—	(739)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Depreciation	—	(388)	—	(388)
OTC Swaps
Total Return Swaps*
Unrealized Appreciation	—	1,312	—	1,312
Unrealized Depreciation	—	(527)	—	(527)

Total Other Financial Instruments	$(605)	$397	$—	$(208)

* Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON
CAPITAL ALLOCATION FUND
OCTOBER 31, 2023

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

At October 31, 2023, sector weightings of the Fund are as follows (Unaudited).

Percentages based on total investments

SECTOR WEIGHTINGS (Unaudited)

U.S. Treasury Obligation	25.7%

Information Technology	14.1%

Health Care	12.3%

Energy	8.9%

Consumer Staples	8.8%

Industrials	8.3%

Financials	7.7%

Communication Services	5.1%

Consumer Discretionary	4.3%

Materials	3.9%

Real Estate	0.8%

Utilities	0.1%

100.0%

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON
CAPITAL ALLOCATION FUND
OCTOBER 31, 2023

STATEMENT OF ASSETS AND LIABILITIES ($ Thousands)
Assets:
Investments, at Fair Value (Cost $557,624)	$549,100
OTC Swap Contracts, at Fair Value (Premiums paid $–)	1,312
Receivable for Investments Sold	43,312
Restricted Cash	3,550
Dividend and Interest Receivable	2,271
Reclaim Receivable	493
Receivable for Capital Shares Sold	124
Prepaid Expenses	23

Total Assets	600,185

Liabilities:
Payable for Investment Securities Purchased	$9,305
Payable for Capital Shares Redeemed	1,961
Payable Due to Custodian	938
OTC Swap Contracts, at Fair Value (Premiums Received $–)	527
Payable Due to Adviser	490
Variation Margin Payable for Futures Contracts	251
Payable Due to Prime Broker	245
Variation Margin Payable for Centrally Cleared Swap Contracts	203
Payable Due to Administrator	36
Chief Compliance Officer Fees Payable	3
Distribution Fees payable Class C	93
Distribution Fees payable Class A	6
Other Accrued Expenses and Other Payables	213

Total Liabilities	14,271

Net Assets	$585,914

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON
CAPITAL ALLOCATION FUND
OCTOBER 31, 2023

STATEMENT OF ASSETS AND LIABILITIES ($ Thousands)
Net Assets Consist of:
Paid-in Capital	$813,526
Total Distributable Loss	(227,612)

Net Assets	$585,914

Class I Shares:
Net Assets	$576,522
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	47,631

Net Asset Value, Offering and Redemption Price Per Share	$12.10

Class A Shares:(1)
Net Assets	$3,684
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	304

Net Asset Value, Offering and Redemption Price Per Share	$12.10‡

Maximum Offering Price Per Share ($12.10/94.25%)	12.84

Class C Shares:(2)
Net Assets	$5,708
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	473

Net Asset Value, Offering and Redemption Price Per Share	$12.06‡

(1)	Class A Shares purchases of $1,000 (000) or more may be subject to a 1.00% Contingent Deferred Sales Charge (“CDSC”) if redeemed within 18 months of purchase.

(2)	Class C Shares may be subject to a 1.00% CDSC if redeemed within 12 months of purchase.

‡	Net Assets divided by shares do not calculate to the stated NAV due to Net Assets and shares being rounded.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON
CAPITAL ALLOCATION FUND
FOR THE YEAR ENDED OCTOBER 31, 2023

STATEMENT OF OPERATIONS ($ Thousands)
Investment Income:
Dividends	$12,154
Interest	14,500
Less: Foreign Taxes Withheld	(118)

Total Investment Income	26,536

Expenses:
Investment Advisory Fees	7,258
Administration Fees	537
Distribution Fees (Class A)	12
Distribution Fees (Class C)	69
Trustees’ Fees	39
Chief Compliance Officer Fees	15
Transfer Agent Fees	573
Custodian Fees	201
Professional Fees	201
Registration and Filing Fees	73
Printing Fees	57
Pricing Fees	14
Other Expenses	32

Total Expenses	9,081

Net Investment Income	17,455

Net Realized Gain (Loss) on:
Investments	1,250
Purchased Options	(1,445)
Written Options	174
Futures Contracts	(7,090)
Swap Contracts	5,026
Foreign Currency Transactions	53
Forward Currency Contracts	(3)

Net Realized Loss	(2,035)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(20,507)
Written Options	(76)
Purchased Options	184
Futures Contracts	9,160
Swap Contracts	1,593
Foreign Currency Translation	23

Net Change in Unrealized Depreciation	(9,623)

Net Realized and Unrealized Loss on Investments	(11,658)

Net Increase in Net Assets Resulting from Operations	$5,797

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON
CAPITAL ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS (Thousands)
	Year Ended October 31, 2023	Year Ended October 31, 2022

Operations:
Net Investment Income	$17,455	$18,958
Net Realized Loss	(2,035)	(222,047)
Net Change in Unrealized Depreciation	(9,623)	(57,010)

Net Increase (Decrease) in Net Assets Resulting from Operations	5,797	(260,099)

Distributions
Class I Shares	(17,182)	(54,810)
Class A Shares	(90)	(273)
Class C Shares	(60)	(235)
Return of Capital
Class I Shares	(575)	–
Class A Shares	(4)	–
Class C Shares	(5)	–

Total Distributions	(17,916)	(55,318)

Capital Share Transactions:
Class I Shares
Issued	133,126	313,094
Reinvestment of Dividends	15,794	50,319
Redeemed	(370,809)	(489,620)

Net Decrease in Net Assets from Class I Share Transactions	(221,889)	(126,207)

Class A Shares
Issued	313	7,170
Reinvestment of Dividends	77	228
Redeemed	(1,663)	(3,251)

Net Increase (Decrease) in Net Assets from Class A Share Transactions	(1,273)	4,147

Class C Shares
Issued	1,198	5,999
Reinvestment of Dividends	65	234
Redeemed	(2,695)	(432)

Net Increase (Decrease) in Net Assets from Class C Share Transactions	(1,432)	5,801

Net Decrease in Net Assets from Capital Share Transactions	(224,594)	(116,259)

Total Decrease in Net Assets	(236,713)	(431,676)

Net Assets:
Beginning of Year	822,627	1,254,303

End of Year	$585,914	$822,627

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON
CAPITAL ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS (Thousands)

	Year Ended October 31, 2023	Year Ended October 31, 2022

Share Transactions:
Class I Shares
Issued	10,151	21,465
Reinvestment of Distributions	1,248	3,257
Redeemed	(28,914)	(34,934)

Net Decrease in Shares Outstanding from Share Transactions	(17,515)	(10,212)

Share Transactions:
Class A Shares
Issued	24	456

Reinvestment of Distributions	6	15
Redeemed	(132)	(230)

Net Increase (Decrease) in Shares Outstanding from Share Transactions	(102)	241

Share Transactions:
Class C Shares
Issued	92	400
Reinvestment of Distributions	5	15
Redeemed	(209)	(32)

Net Increase (Decrease) in Shares Outstanding from Share Transactions	(112)	383

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON
CAPITAL ALLOCATION FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

Class I Shares

	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Net Asset Value, Beginning of Year	$12.44	$16.56	$12.36	$11.63 $	11.40

Income from Investment Operations:
Net Investment Income**	0.30	0.25	(0.00)^^	0.13	0.15
Net Realized and Unrealized Gain (Loss)	(0.33)	(3.62)	4.22	0.68 ‡‡	0.23

Total from Investment Operations	(0.03)	(3.37)	4.22	0.81	0.38

Dividends and Distributions:
Net Investment Income	(0.30)	(0.20)	(0.02)	(0.08)	(0.13)
Return of Capital	(0.01)	–	–	–	(0.02)
Capital Gains	–	(0.55)	–	–	–

Total Dividends and Distributions	(0.31)	(0.75)	(0.02)	(0.08)	(0.15)

Net Asset Value, End of Year	$12.10	$12.44	$16.56	$12.36	$11.63

Total Return‡	(0.29)%	(21.23)%	34.14%	7.10%	3.36%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$576,522	$810,364	$1,248,242	$539,694	$1,380,256
Ratio of Expenses to Average Net Assets	1.18%	1.17%	1.15%	1.13%	1.10%
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.18%	1.17%	1.15%	1.13%	1.10%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.29%	1.79%	(0.01)%	1.18%	1.31%
Portfolio Turnover Rate	380%	489%	311%	202%	161%

**	Per share calculations were performed using average shares for the period.

^^	Includes return of capital of less than $(0.01) per share.
‡

Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares, assumes reinvestments of dividends, and does not reflect the applicable sales charges, if applicable.

‡‡

The amount shown for the year ended October 31, 2020, for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON
CAPITAL ALLOCATION FUND

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year/Period

	Class A Shares

	Year Ended October 31, 2023		Year Ended October 31, 2022	Period Ended October 31, 2021*
Net Asset Value, Beginning of Year/Period	$12.42		$16.56	$16.47

Income from Investment Operations:

Net Investment Income (Loss)**	0.27		0.18	(0.04)

Net Realized and Unrealized Gain (Loss)	(0.33)		(3.59)	0.13

Total from Investment Operations	(0.06)		(3.41)	0.09

Dividends and Distributions:

Net Investment Income	(0.26)		(0.18)	–

Return of Capital	(0.00)	^	–	–

Capital Gains	–		(0.55)	–

Total Dividends and Distributions	(0.26)		(0.73)	–

Net Asset Value, End of Year/Period	$12.10		$12.42	$16.56

Total Return‡	(0.51)%		(21.46)%	0.55%†

Ratios and Supplemental Data

Net Assets, End of Year/Period (Thousands)	$3,684		$5,039	$2,721

Ratio of Expenses to Average Net Assets	1.43%		1.43%	1.55%††

Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.43%		1.43%	1.55%††

Ratio of Net Investment Income (Loss) to Average Net Assets	2.05%		1.26%	(0.83)%††

Portfolio Turnover Rate	380%		489%	311%†

*	Commenced operations on July 16, 2021.

**	Per share calculations were performed using average shares for the period.

^	Value is less than $(0.01) per share.

‡

Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares, assumes reinvestments of dividends, and does not reflect the applicable sales charges, if applicable.

†	Total Return and Portfolio Turnover Rate are for the period indicated and have not been annualized.

††	Annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON
CAPITAL ALLOCATION FUND

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year/Period

	Class C Shares

	Year Ended October 31, 2023		Year Ended October 31, 2022	Period Ended October 31, 2021*
Net Asset Value, Beginning of Year/Period	$12.34		$16.52	$16.47

Income from Investment Operations:

Net Investment Income (Loss)**	0.17		0.05	(0.06)

Net Realized and Unrealized Gain (Loss)	(0.32)		(3.56)	0.11

Total from Investment Operations	(0.15)		(3.51)	0.05

Dividends and Distributions:

Net Investment Income	(0.13)		(0.12)	–

Return of Capital	(0.00)	^	–	–

Capital Gains	–		(0.55)	–

Total Dividends and Distributions	(0.13)		(0.67)	–

Net Asset Value, End of Year/Period	$12.06		$12.34	$16.52

Total Return‡	(1.24)%		(22.05)%	0.30%†

Ratios and Supplemental Data

Net Assets, End of Year/Period (Thousands)	$5,708		$7,224	$3,340

Ratio of Expenses to Average Net Assets	2.18%		2.18%	2.28%††

Ratio of Expenses to Average Net Assets (Excluding Waivers)	2.18%		2.18%	2.28%††

Ratio of Net Investment Income (Loss) to Average Net Assets	1.29%		0.33%	(1.28)%††

Portfolio Turnover Rate	380%		489%	311%†

*	Commenced operations on July 16, 2021.

**	Per share calculations were performed using average shares for the period.

^	Value is less than $(0.01) per share.

‡

Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares, assumes reinvestments of dividends, and does not reflect the applicable sales charges, if applicable.

†	Total Return and Portfolio Turnover Rate are for the period indicated and have not been annualized.

††	Annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL ALLOCATION FUND
OCTOBER 31, 2023

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 65 funds. The financial statements herein are those of the FS Chiron Capital Allocation Fund (the “Fund”). The investment objective of the FS Chiron Capital Allocation Fund is total return. Total return consists of capital growth and income. The Fund is classified as a diversified investment company. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The FS Chiron Capital Allocation Fund commenced operations on November 30, 2015.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm Eastern Standard Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL ALLOCATION FUND
OCTOBER 31, 2023

security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the “Fair Value Procedures”) established by the Adviser and approved by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the “valuation designee” to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, are recorded as an unrealized gain or loss in the Statement of Operations.

Futures contracts that are traded on an exchange are valued at their last reported sales price as of the valuation date.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculate their net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculate their net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Chiron Investment Management, LLC (the “Adviser”) becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices determined by the Committee.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL ALLOCATION FUND
OCTOBER 31, 2023

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●

Level 2 – Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2023, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL ALLOCATION FUND
OCTOBER 31, 2023

tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2023 , the Fund did not have any unrecognized tax benefits or liabilities. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2023 the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Discounts and premiums on securities purchased are accreted and amortized using the scientific interest method, which approximates the effective interest method. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL ALLOCATION FUND
OCTOBER 31, 2023

The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized appreciation (depreciation) during the period are presented on the Statement of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. Refer to the Schedules of Investments for details regarding open forward foreign currency contracts as of October 31, 2023.

Futures Contracts — The Fund utilized futures contracts during the year ended October 31, 2023. To the extent consistent with its investment objective and strategies, the Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. Futures are collateralized by cash deposits with Goldman, Sachs & Co. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The futures contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities.

Swap Contracts — The Fund is authorized to enter into swap contracts, including total return swaps and credit default swaps. To the extent consistent with its investment objective and strategies, the Fund may use swap contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL ALLOCATION FUND
OCTOBER 31, 2023

The Fund may use credit default swaps to reduce risk where the Fund have exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If the Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Centrally cleared swaps are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for centrally cleared swaps are provided by an independent source. Net payments of interest are recorded as realized gains or losses. Upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL ALLOCATION FUND
OCTOBER 31, 2023

of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statement of Operations. Daily changes in valuation of Centrally Cleared swaps are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities.

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument—which may be a single asset, a pool of assets or an index of assets—during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked-to-market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

Periodic payments made or received are recorded as realized gains or losses. At year end, the Statement of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Fund may have open at year end. Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swap contracts outstanding at year end, if any, are listed on the Schedules of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the custodian. As of October 31, 2023, the

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL ALLOCATION FUND
OCTOBER 31, 2023

Fund has entered into total return swap contracts as shown on the Schedules of Investments.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Fund in the future, or requires increased fees, which could impair the Fund’s ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use leverage and reduce investment returns. In addition, if the Fund cannot locate a counterparty willing to enter into transactions with the Fund, it will not be able to implement its investment strategy. As of October 31, 2023, the Fund’s swap agreements were with one counterparty.

Options Written/Purchased — The Fund may purchase and write put and call options on indices and enter into related closing transactions. To the extent consistent with its investment objective and strategies, the Fund may use options for tactical hedging purposes as well as to enhance the Fund’s returns. Additionally, the Fund may use options to create long or short equity exposure without investing directly in equity securities. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period for American options and only at the expiration date for European options. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period for American options and only at the expiration date for European options. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss. Any realized or unrealized gains (loss) during the period are presented on the Statement of Operations. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL ALLOCATION FUND
OCTOBER 31, 2023

it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

The Fund held written/purchased options contracts during the year ended October 31, 2023.

Cash  —  Idle cash may be swept into various time deposit accounts and is classified as cash on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses  —  Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders  —  The Fund distributes substantially all of its net investment income monthly. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

3. Derivative Transactions:

The following tables include the Fund’s exposure by type of risk on derivatives held throughout the year.

The fair value of derivative instruments as of October 31, 2023, is as follows ($ Thousands):

Asset Derivatives				Liability Derivatives
Statement of Assets and Liabilities Location		Fair Value		Statement of Assets and Liabilities Location		Fair Value

Interest Rate contracts	Net Assets – Unrealized appreciation on Future Contracts	$–	†	Interest Rate contracts	Net Assets – Unrealized depreciation on Future Contracts	$589	†
Equity contracts	Net Assets – Unrealized appreciation on Swap Contracts	1,312	*	Equity contracts	Net Assets – Unrealized depreciation on Swap Contracts	527	*
Credit contracts	Net Assets – Unrealized appreciation on Swap Contracts	–	*	Credit contracts	Net Assets – Unrealized depreciation on Swap Contracts	388	*
Commodity contracts	Net Assets – Unrealized appreciation on Future Contracts	134	†	Commodity contracts	Net Assets – Unrealized depreciation on Future Contracts	150	†

Total		$1,446				$1,654

†	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedules of Investments.

*	Includes cumulative appreciation (depreciation) of swap contracts as reported in the Schedules of Investments.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL ALLOCATION FUND
OCTOBER 31, 2023

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2023, were as follows:

The amount of realized gain/(loss) on derivatives recognized in income ($ Thousands):

	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Purchased Options	Written Options	Total
Interest Rates	$(9,946)	$—	$—	$—	$—	$(9,946)
Foreign exchange contracts	63	(3)	—	(1,445)	174	(1,211)
Credit contracts	—	—	(5,075)	—	—	(5,075)
Equity contracts	(15)	—	10,101	—	—	10,086
Commodity contracts	2,808	—	—	—	—	2,808
Total	$(7,090)	$(3)	$5,026	$(1,445)	$174	$(3,338)

Change in unrealized appreciation/(depreciation) on derivatives recognized in income($ Thousands):

	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Purchased Options	Written Options	Total
Interest Rates	$8,135	$—	$—	$—	$—	$8,135
Foreign exchange contracts	—	—	—	184	(76)	108
Credit contracts	—	—	1,825	—	—	1,825
Equity contracts	188	—	(232)	—	—	(44)
Commodity contracts	837	—	—	—	—	837
Total	$9,160	$—	$1,593	$184	$(76)	$10,861

The following discloses the volume of the Fund’s forward foreign currency contracts, futures contracts, swap contracts and option contracts activity during the year ended October 31, 2023.

In the Fund, for the year ended October 31, 2023, the average market value amount of futures contracts was as follows ($ Thousands):

Average Quarterly Market Value Balance Long	$198,208
Average Quarterly Market Value Balance Short	$(4,013)

For the year ended October 31, 2023, the average market value amount of Total Return swap contracts held by the Fund were as follows ($ Thousands):

Average Quarterly Market Value Balance Long	$174,980
Average Quarterly Market Value Balance Short	$(168,451)

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL ALLOCATION FUND
OCTOBER 31, 2023

For the year ended October 31, 2023, the average market value amount of Credit Default swap contracts held by the Fund were as follows ($ Thousands):

Average Quarterly Market Value Balance Long	$-
Average Quarterly Market Value Balance Short	$(2,149)

In the Fund, for the year ended October 31, 2023, the average value of purchased and written option contracts held were as follows ($ Thousands):

Average Quarterly Market Value Contracts Purchased	$454
Average Quarterly Market Value Contracts Written	$(144)

4. Offsetting Assets and Liabilities:

The Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty.

Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of investments at value (securities) or cash pledged as collateral for futures contracts and swap contracts (cash). The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL ALLOCATION FUND
OCTOBER 31, 2023

entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

The following is a summary by derivative type of the value of over the counter (“OTC”) financial derivative instruments and collateral (received)/pledged by counterparty of the Fund as of October 31, 2023($ Thousands):

Counterparty	Gross Assets- Recognized in the Statement of Assets and Liabilities	Gross Liabilities- Recognized in the Statement of Assets and Liabilities	Net Amount Available to be Offset	Cash Collateral Pledged or (Received) †	Net Amount

	Swap Contracts	Swap Contracts

Goldman Sachs	$1,312	$527	$785	$(785)	$-

Total	$1,312	$527	$785	$(785)	$-

† Collateral pledged is limited to the net outstanding amount due to/from the counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

5. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/ or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

6. Administration, Distribution, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement, under which the Administrator provides management and administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2023, the Fund paid ($ Thousands) $537, for these services.

The Trust has adopted a Distribution Plan with respect to Class A and Class C Shares (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act,

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL ALLOCATION FUND
OCTOBER 31, 2023

which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Under the Plan, the Distributor or financial intermediaries may receive up to 0.25% of the average daily net assets of the A Shares and up to 1.00% of the average daily net assets of the C Shares as compensation for distribution and shareholder services. For the year ended October 31, 2023, the Fund incurred the following for these services ($ Thousands):

Distribution Fees
Class I	$-
Class A	12
Class C	69

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

SS&C Global Investor & Distribution Solutions, Inc. (formerly, DST Asset Manager Solutions, Inc.) serves as transfer agent for the Fund under the transfer agency agreement with the Trust.

7. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund. The Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on average daily net assets of the Fund:

Advisory Fee Rate
0.95%

The Fund has no contractual expense limitation.

8. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 2023, were as follows ($ Thousands):

Purchases
U.S. Government	$100,282
Other	1,897,832
Sales
U.S. Government	$98,661
Other	2,040,697

9. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL ALLOCATION FUND
OCTOBER 31, 2023

(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise. The permanent differences are primarily related to swaps, partnerships, REIT, paydowns, foreign currency and passive foreign investment companies.

Accordingly, the following reclassifications (primarily attributable to partnership investments) that have been made to/from the following accounts ($ Thousands):

Distributable Earnings	Paid-in Capital
$3	$(3)

These reclassifications had no impact on net assets or Net Asset Value per share.

The tax character of dividends and distributions declared during the last two fiscal years were as follows ($ Thousands):

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
2023	$17,332	$—	$584	$17,916
2022	36,995	18,323	—	55,318

As of October 31, 2023, the components of distributable earnings (accumulated losses) on a tax basis were as follows ($ Thousands):

Capital Loss Carryforwards	(218,216)
Other Temporary Differences	(1)
Unrealized Appreciation (Depreciation)	(9,395)

Total Distributable Earnings (Accumulated Losses)	$(227,612)

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. The losses carried forward retain their original `character as either long-term or short-term losses. During the year ending October 31, 2023, the Fund utilized $1,403 of prior year capital loss carryforwards to offset capital gains.

The Fund has capital losses carried forward as follows ($ Thousands):

Short-Term Loss	Long- Term Loss	Total
$218,216	$ –	$218,216

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to losses from wash sales and investments in partnerships, investments in Passive Foreign Investment Companies and investments in derivatives.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL ALLOCATION FUND
OCTOBER 31, 2023

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at October 31, 2023, were as follows ($ Thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation

$558,844	$ 5,827	$ (15,222)	$(9,395)

10. Concentration of Risks:

As with all management investment companies, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”) and ability of a Fund to meet that Fund’s investment objective.

Market Risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Management Risk — The value of the Fund may decline if the Adviser’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL ALLOCATION FUND
OCTOBER 31, 2023

Growth Style Risk — A growth investment style may increase the risks of investing in the Fund. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that do not pay dividends often have greater stock price declines during market downturns. Over time, a growth investing style may go in and out of favor, and when out of favor, may cause the Fund to underperform other funds that use differing investing styles.

Value Style Risk — A value investment style may increase the risks of investing in the Fund. If the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Small and Medium Capitalization Company Risk — The small and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in small and medium capitalization companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Portfolio Turnover Risk — The Fund is subject to portfolio turnover risk since it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may result in an increase in the amount of distributions from the Fund taxed as ordinary income, which may limit the tax efficiency of the Fund.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Initial Public Offerings Risks — The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. The price of IPO shares may be volatile and may decline shortly after the IPO. IPOs may not be consistently available to the Fund for investing, and IPO shares may underperform relative to the shares of more established companies. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL ALLOCATION FUND
OCTOBER 31, 2023

the turnover of the Fund’s portfolio and may lead to portfolio turnover risk, which is discussed elsewhere in this section. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Fixed Income Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Interest Rate Risk — The risk that the value of fixed income securities, including U.S. government securities, will fall due to rising interest rates.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

High Yield Securities Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

Distressed Securities Risk — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a company in the Fund’s portfolio, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL ALLOCATION FUND
OCTOBER 31, 2023

original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Foreign Sovereign Debt Securities Risk — The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

American Depositary Receipt Risk — ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by American depositary banks and generally trade on an established U.S. market. ADRs are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Exchange Traded Funds Risk — When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. Further, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying investments of the ETF, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. An ETF also may trade at a premium or discount to its NAV, and the difference between an ETF’s trading price and its NAV may be magnified during market disruptions.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations. TBA Transactions involve the additional risk that the value of the mortgage-backed securities to be purchased declines prior to settlement date or the counterparty does not deliver the securities as promised.

Inflation Protected Securities Risk — Inflation protected securities are fixed income securities for which the principal and/or interest income paid is linked to inflation rates. They may be issued by the U.S. Treasury or foreign governments and U.S. and foreign corporations. The relationship between an inflation protected security and its associated inflation index affects both the sum the Fund is paid when the security

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL ALLOCATION FUND
OCTOBER 31, 2023

matures and the amount of interest that the security pays the Fund. With inflation (a rise in the index), the principal of the security increases. With deflation (a drop in the index), the principal of the security decreases. Inflation protected securities pay interest at a fixed rate. Because the rate is applied to the adjusted principal, however, interest payments can vary in amount from one period to the next. If inflation occurs, the interest payment increases. In the event of deflation, the interest payment decreases. At the maturity of a security, the Fund receives the adjusted principal or the original principal, whichever is greater.

U.S. Government Securities Risk — The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade (junk bonds), meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Contingent convertible bonds are typically issued by non-U.S. banks and may be convertible into equity or may be written down if pre-determined triggering events occur, such as a decline in capital thresholds below a specified level occurs. Contingent convertible bonds typically are subordinated to other debt instruments of the issuer and generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Contingent convertible bonds are a new form of instrument, and the market and regulatory environment for contingent convertible bonds is evolving. Therefore, it is uncertain how the overall market for contingent convertible bonds would react to a triggering event or coupon suspension applicable to one issuer. The Fund may lose money on its investment in a contingent convertible bond when holders of the issuer’s equity securities do not.

Derivatives Risk — The Fund’s use of futures contracts, forward contracts, options, structured notes and swaps is subject to correlation risk, leverage risk, liquidity risk and market risk. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk, liquidity risk and market risk are described elsewhere in this section. The Fund’s use of forward contracts, structured notes and swaps is also subject to credit risk and

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL ALLOCATION FUND
OCTOBER 31, 2023

valuation risk. Credit risk is described elsewhere in this section. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Short Exposure Risk — The Fund may enter into a derivatives transaction to obtain short investment exposure to the reference asset. If the value of the reference asset on which the Fund has obtained a short investment exposure increases, the Fund will incur a loss. This potential loss is theoretically unlimited. Gaining short investment exposure through derivatives also subjects the Fund to credit risk, derivatives risk and leverage risk, which are discussed elsewhere in this section.

Precious Metals-Based Companies Risk — Investments by the Fund in precious metals-based companies, and in asset-based securities indexed to the value of such metals, may expose the Fund to adverse macroeconomic conditions, such as a rise in interest rates or a downturn in the economy in which the precious metals are located, elevating the risk of loss. Such securities may be purchased when they are believed by the Adviser to be attractively priced in relation to the value of a company’s precious metals-based assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. During periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metals-based companies, which may, in turn, adversely affect the financial condition of such companies. Investments in companies in natural resources industries such as the precious metals industries can be significantly affected by (often rapid) changes in the supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund’s investments in REITs are subject to the risks associated with the direct ownership of real estate, which are discussed elsewhere in this section. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Leverage Risk — The risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with direct ownership of real estate. Risks commonly associated with the direst ownership of real estate include

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL ALLOCATION FUND
OCTOBER 31, 2023

fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

Prepayment Risk — The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Bank Loans Risk — The Fund may invest in loans through assignments or participations. When investing through an assignment, the Fund becomes a lender under the relevant credit agreement and assumes the credit risk of the borrower directly. When investing through a participation, the Fund assumes the credit risk of both the borrower, which must make interest payments to the participation interest seller, and the participation interest seller (typically the lender), which must pass such payments or portions of such payments to the Fund. The secondary market for loans is a private, unregulated inter-dealer or inter-bank resale market. Bank loans may have extended settlement periods that exceed seven days and, accordingly, may be considered illiquid. Purchases and sales of loans in the secondary market generally are subject to contractual restrictions that may delay the Fund’s ability to make timely redemptions.

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Credit-Linked Notes Risk — Credit-linked securities typically are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in credit-linked notes represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit-linked note. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. An investor holding a credit-linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit-linked notes receive a higher yield in exchange for assuming the risk of a specified credit event. The Fund’s investments in credit-linked notes are indirectly subject to the risks associated

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL ALLOCATION FUND
OCTOBER 31, 2023

with derivative instruments, which are described elsewhere in this section, and may be illiquid.

Stock Connect Investing Risk — Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns, including a daily quota that limits the maximum net purchases under Stock Connect each day. In addition, investments made through Stock Connect are subject to relatively untested trading, clearance and settlement procedures. Moreover, A-Shares purchased through Stock Connect generally may only be sold or otherwise transferred through Stock Connect. The Fund’s investments in A-Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in A-Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for the Fund. Stock Connect operates only on days when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, the Fund may be subject to the risk of price fluctuations of A-Shares when Stock Connect is not trading.

Commodity-Related Investments Risk — Exposure to the commodities markets through Commodity-Related Investments may subject the Fund to greater volatility than investments in traditional securities. Prices of commodities may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships, changes in interest or currency exchange rates, population growth and changing demographics and factors affecting a particular industry or commodity, such as drought, floods or other weather conditions, transportation bottlenecks or shortages, competition from substitute products, fiscal, monetary and exchange control programs, disease, pestilence, acts of terrorism, embargoes, tariffs and international economic, political, military, legal and regulatory developments.

Investment in the Subsidiary Risk — The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Tax Risk — The Fund may gain most of its exposure to the commodities markets through its investment in the Subsidiary, which invests directly in Commodity-Related Investments.

To the extent the Fund invests in such instruments directly, it will seek to restrict its income from Commodity-Related Investments that do not generate qualifying income,

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL ALLOCATION FUND
OCTOBER 31, 2023

such as certain commodity-related derivative instruments, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) as described in more detail in the SAI. The tax treatment of certain Commodity-Related Investments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

The Fund intends to hold certain Commodity-Related Investments indirectly, through the Subsidiary. The Fund believes that income from the Subsidiary will be qualifying income because it expects that the Subsidiary will make annual distributions of its earnings and profits. The Fund has received an opinion of counsel based on customary representations that to the extent of the actual distributions made to the Fund from its Subsidiary, its “Subpart F” (as defined in Section 951 of the Code) income attributable to its investment in the Subsidiary derived with respect to the Fund’s business of investing in stock, securities or currencies should be treated as “qualifying income”. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and again at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC would have significant negative tax consequences to Fund shareholders.

11. Concentration of Shareholders:

At October 31, 2023, the percentage of total shares outstanding held by shareholders for the Fund, which are comprised of affiliated omnibus accounts, unless otherwise indicated, that are held on behalf of various individual shareholders, was as follows:

	No. of Shareholder	% Ownership
FS Chiron Capital Allocation Fund
Class I	3	51%
Class A	2	60%
Class C	2	59%

12. Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL ALLOCATION FUND
OCTOBER 31, 2023

13. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of October 31, 2023.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL ALLOCATION FUND
OCTOBER 31, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III and Shareholders of FS Chiron Capital Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of FS Chiron Capital Allocation Fund (one of the Funds constituting The Advisors’ Inner Circle Fund III, referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL ALLOCATION FUND
OCTOBER 31, 2023

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 28, 2023

We have served as the auditor of one or more investment companies in FS Chiron Investment Management LLC since 2015.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON
CAPITAL ALLOCATION FUND
OCTOBER 31, 2023
(Unaudited)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2023 to October 31, 2023).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period”.

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON
CAPITAL ALLOCATION FUND
OCTOBER 31, 2023
(Unaudited)

DISCLOSURE OF FUND EXPENSES -- concluded

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/23	Ending Account Value 10/31/23	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Class I Shares	$1,000.00	$931.00	1.19%	$5.79
Class A Shares	1,000.00	930.40	1.44	7.01
Class C Shares	1,000.00	926.90	2.19	10.64
Hypothetical 5% Return
Class I Shares	$1,000.00	$1,019.21	1.19%	$6.06
Class A Shares	1,000.00	1,017.95	1.44	7.32
Class C Shares	1,000.00	1,014.17	2.19	11.12

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period shown).

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON
CAPITAL ALLOCATION FUND
OCTOBER 31, 2023 (Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISOR’S INNER CIRCLE FUND III

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Doran is a Trustee who may be deemed to be “interested” persons of

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INTERESTED TRUSTEES[3,4]

William M. Doran (Born: 1940)	Chairman of the Board of Trustees (since 2014)

Self-Employed Consultant since 2003. Partner at
Morgan, Lewis & Bockius LLP (law firm) from 1976
to 2003. Counsel to the Trust, SEI Investments, SIMC,
the Administrator and the Distributor. Secretary of SEI
Investments since 1978.

INDEPENDENT TRUSTEES[3]

Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.

Thomas P. Lemke (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 65 funds in The Advisors’ Inner Circle Fund III.

4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON
CAPITAL ALLOCATION FUND
OCTOBER 31, 2023 (Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISOR’S INNER CIRCLE FUND III

the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-924-4766. The following chart lists Trustees and Officers as of October 31, 2023.

Other Directorships Held in the Past Five Years[2]

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd. FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, J.P. Morgan Funds (171 Portfolios) and Symmetry Panoramic Trust (16 Portfolios). Director of Chiron Capital Allocation Fund Ltd. FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON
CAPITAL ALLOCATION FUND
OCTOBER 31, 2023 (Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISOR’S INNER CIRCLE FUND III

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INDEPENDENT TRUSTEES (continued)[3]

Nichelle Maynard-Elliott (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.

Jay C. Nadel (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.

Randall S. Yanker (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

OFFICERS

Michael Beattie (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments, since 2004.

James Bernstein (Born: 1962)	Vice President (since 2017) Secretary (since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide
Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel
& Vice President, Market Street Funds and Provident
Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 65 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON
CAPITAL ALLOCATION FUND
OCTOBER 31, 2023 (Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISOR’S INNER CIRCLE FUND III

Other Directorships Held in the Past Five Years[2]

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman), Legal & General Commodity Strategy Fund Offshore Ltd., Element Solutions Inc., Xerox Holdings Corporation and Lucid Group, IncElement Solutions Inc., Director of Xerox Holdings Corporation, and Director of Lucid Group, Inc.

Former Directorships: Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON
CAPITAL ALLOCATION FUND
OCTOBER 31, 2023 (Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISOR’S INNER CIRCLE FUND III

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years
OFFICERS (continued)

Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

Donald Duncan (Born: 1964)	Anti-Money Laundering Compliance Officer and Privacy Coordinator (since 2023)

Chief Compliance Officer and Global Head of Anti-Money Laundering Strategy of SEI Investments Company since January 2023. Head of Global Anti-Money
Laundering Program for Hamilton Lane Advisors, LLC
from August 2021 until December 2022. Senior VP
and Supervising Principal of Hamilton Lane Securities,
LLC from June 2016 to August 2021. Senior Director at
AXA-Equitable from June 2011 until May 2016. Senior
Director at PRUCO Securities, a subsidiary of Prudential
Financial, Inc. from October 2005 until December
2009.

Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)

Counsel at SEI Investments since 2018. Attorney, Blank
Rome LLP, from 2015 to 2018. Assistant Counsel &
Vice President, Bank of New York Mellon, from 2013
to 2014. Attorney, Dilworth Paxson LLP, from 2006 to
2013.

Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.

Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON
CAPITAL ALLOCATION FUND
OCTOBER 31, 2023 (Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISOR’S INNER CIRCLE FUND III

Other Directorships Held in the Past Five Years

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON
CAPITAL ALLOCATION FUND
OCTOBER 31, 2023 (Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISOR’S INNER CIRCLE FUND III

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years
OFFICERS (continued)

Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)

Chief Compliance Officer of SEI Asset Allocation Trust,
SEI Daily Income Trust, SEI Institutional Investments
Trust, SEI Institutional International Trust, SEI Institutional
Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values
Trust, SEI Exchange Traded Funds, SEI Structured Credit
Fund LP, The Advisors’ Inner Circle Fund, The Advisors’
Inner Circle Fund II, The Advisors’ Inner Circle Fund
III, Bishop Street Funds, Frost Family of Funds, Gallery
Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware
Wilshire Private Markets Tender Fund and Catholic
Responsible Investments Funds since September 2022.
Fund Compliance Officer of SEI Investments Company
from February 2011 to September 2022. Fund
Accounting Director and CFO and Controller for the SEI
Funds from July 2005 to February 2011.

Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON
CAPITAL ALLOCATION FUND
OCTOBER 31, 2023 (Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISOR’S INNER CIRCLE FUND III

Other Directorships Held in the Past Five Years

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON
CAPITAL ALLOCATION FUND
OCTOBER 31, 2023 (Unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

FS Chiron Capital Allocation Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on September 13–14, 2023 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON
CAPITAL ALLOCATION FUND
OCTOBER 31, 2023 (Unaudited)

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON
CAPITAL ALLOCATION FUND
OCTOBER 31, 2023 (Unaudited)

and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON
CAPITAL ALLOCATION FUND
OCTOBER 31, 2023 (Unaudited)

NOTICE TO SHAREHOLDERS

For shareholders that do not have an October 31, 2023 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2023 tax year end, please consult your tax advisor as to the pertinence of this notice. For the year ended October 31, 2023, the Funds are designating the following items with regard to distributions paid during the year:

Return of Capital	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Qualified Interest Income (4)	Qualified Short Term Capital Gain (5)	Qualifying Business Income (6)
3.37%	0.00%	96.63%	100.00%	43.51%	60.17%	34.65%	0.00%	0.00%	4.46%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

FS Chiron Capital Allocation Fund

P.O. Box 588

Portland, ME 04112

1-877-9-CHIRON (924-4766)

Adviser:

Chiron Investment Management LLC

10 East 53rd Street, 20th Floor

New York, NY 10022

Distributor:

SEI Investments Distribution Co.

1 Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

1 Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a

current prospectus for the Fund described.

CHI-AR-001-0800

(b)	Not applicable

Item 2.    Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.    Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4.    Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust.

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE October 31, 2023				FYE October 31, 2022
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$717,900	None	None		$682,615		None	None
(b)	Audit-Related Fees	None	None	None		None		None	None
(c)	Tax Fees	None	None	$807,756	(2)	$88,500	(4)	None	$126,709	(2)
(d)	All Other Fees	None	None	$7,535	(5)	None		None	$5,301

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE October 31, 2023			FYE October 31, 2022
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$137,200	None	None	$131,900	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust.

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		FYE October 31, 2023			FYE October 31, 2022
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$30,624	None	None	$30,050	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by KPMG (“KPMG”) related to the Trust.

KPMG billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		FYE October 31, 2023				FYE October 31, 2022
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$363,625	None	None		$322,500	None	None
(b)	Audit-Related Fees	None	None	None		None	None	None
(c)	Tax Fees	None	None	None		None	None	None
(d)	All Other Fees	None	None	$282,908	(3)	None	None	$218,015	(3)

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Tax return preparation fees for affiliates of the Funds.
(3)	Non-audit fees consist of SSAE No. 18 report over investment management activities and non-statutory audit reports of Legal & General Investment Management America, Inc.
(4)	Fees in connection with international withholding tax analysis.
(5)	Non-audit assurance engagements for service affiliates of the funds.

(e)(1)    The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	FYE October 31, 2023	FYE October 31, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	FYE October 31, 2023	FYE October 31, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	FYE October 31, 2023	FYE October 31, 2023
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (KPMG):

	FYE October 31, 2023	FYE October 31, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)    Not applicable.

(g)    The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $815,291 and $132,010 for 2023 and 2022, respectively.

(g)    The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2023 and 2022, respectively.

(g)    The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2023 and 2022, respectively.

(g)    The aggregate non-audit fees and services billed by KPMG for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $282,908 and $218,015 for 2023 and 2022, respectively.

(h)    During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)    Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)    Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 9, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 9, 2024

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO

Date: January 9, 2024